UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 31, 2008
AMERICAN AXLE & MANUFACTURING HOLDINGS, INC
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-14303	36-3161171

(Commission File Number)	(I.R.S. Employer Identification Number)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of principal executive offices)	(zip code)
(313) 758-2000
Registrant’s telephone number, including area code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Amendment, dated January 31, 2008, to the Employment Agreement, dated November 6, 1997
Form of Restricted Stock Unit Award Agreement for Non-Employee Directors

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment to CEO Employment Agreement
American Axle & Manufacturing Holdings, Inc. (“AAM”) and Richard E. Dauch, Co-Founder, Chairman of the Board & Chief Executive Officer of AAM, have entered into an amendment to Mr. Dauch’s employment agreement with AAM, originally dated November 6, 1997, in order to satisfy the requirements of Section 409A of the Internal Revenue Code of 1986, as amended. Among other things, the amendment requires the payment of amounts subject to Section 409A to be delayed in certain circumstances for six months following termination of Mr. Dauch’s employment with AAM. In addition, under the amendment, 50% of the total grant value of Mr. Dauch’s annual equity award will consist of stock options and 50% will consist of restricted stock.
2008 Director Compensation
The Board of Directors of AAM has approved changes to the compensation for non-employee directors. Effective as of January 1, 2008, non-employee directors will receive an annual retainer of $50,000 (a $10,000 increase from 2007). In addition, effective as of the date of AAM’s 2008 Annual Meeting of Stockholders, non-employee directors will receive an award of restricted stock units, vesting in annual installments over the director’s term of office, with an annual value targeted at $70,000 (also a $10,000 increase from 2007). Accordingly, directors who are elected or reelected for a new three-year term will receive restricted stock units with a total targeted value of $210,000 that will vest in annual installments over three years. Directors who are continuing in office at the 2008 Annual Meeting with a term ending in 2009 or 2010 will receive restricted stock units with a total target value of $70,000 or $140,000, respectively, and vesting in one or two annual installments, as the case may be.
Item 9.01 Financial Statements and Exhibits
(a) Exhibits

10.1	Amendment, dated January 31, 2008, to the Employment Agreement, dated November 6, 1997, between American Axle & Manufacturing Holdings, Inc. and Richard E. Dauch

10.2	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors of American Axle & Manufacturing Holdings, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By:	/s/ Patrick S. Lancaster

Name: Patrick S. Lancaster
Title: Vice President, Chief Administrative Officer & Secretary
Dated: February 1, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment, dated January 31, 2008, to the Employment Agreement, dated November 6, 1997, between American Axle & Manufacturing Holdings, Inc. and Richard E. Dauch

10.2	Form of Restricted Stock Unit Award Agreement for Non-Employee Directors of American Axle & Manufacturing Holdings, Inc.